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                     SECURITIES AND EXCHANGE COMMISSION

                         Washington, D. C. 20549

                                 FORM 8-K

                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) October 9, 1996


                 American Express Credit Account Master Trust
                        (Issuer in respect of the
             Class A Series 1996-1 6.80% Asset Backed Certificates and Class B Series 1996-1 6.95% Asset Backed Certificates)


                     American Express Centurion Bank
               Co-Originator of the Trust and a Transferor
           -----------------------------------------------------
           Exact name of registrant as specified in its charter)

          Utah                    000-20787-01         11-2869526
----------------------------      ------------       -------------
(State or other jurisdiction      (Commission        (IRS Employer
    of incorporation)             File Number)       Identification No.)

6985 Union Park Center, Midvale, Utah                   84047
-------------------------------------                  ----------
Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code   (801) 565-5000
                                                     --------------


            American Express Receivables Financing Corporation II
                Co-Originator of the Trust and a Transferor
            -----------------------------------------------------
        Delaware                   000-20787           13-3854638
----------------------------      -----------        -------------
(State or other jurisdiction      (Commission        (IRS Employer
    of incorporation)             File Number)       Identification No.)

200 Vesey Street, New York, New York                   10285
---------------------------------------                ----------
Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code   (212 640-4473
                                                     -------------


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Item 5.  Other Events

A.  Monthly Servicer's Certificate.

	On May 16, 1996, the Trust issued $865,000,000 Class A Series 1996-1 6.80% Asset Backed Certificates and $60,000,000 Class B Series 1996-1 6.95% Asset Backed Certificates (the "Class A Certificates" and the "Class B Certificates", respectively, and collectively, the "Series 1996-1 Certificates"), offered pursuant to a Prospectus Supplement dated May 9, 1996 to Prospectus dated May 9, 1996 and issued under the Pooling and Servicing Agreement (the "Agreement") dated as of May 16, 1996, and the Series 1996-1 Supplement dated as of May 16, 1996, to the Agreement (the "Series 1996-1 Supplement"). Interest on the Series 1996-1 Certificates accrues from
May 16, 1996 and is payable on July 15, 1996 and on the fifteenth day of each month thereafter (or, if such fifteenth day is not a business day, the immediately succeeding business day) (each, a "Distribution Date"). Principal with respect to the Class A Certificates and the Class B Certificates is scheduled to be distributed on the May 2001 Distribution Date, but may be paid earlier or later under certain limited circumstances as provided in the Agreement and Series 1996-1 Supplement.

	The Monthly Servicer's Certificate for the October 15, 1996 Distribution Date covering the Monthly Period August 27, 1996 to
September 26, 1996, is filed as Exhibit 20.1 to this report.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

            (a)  Not applicable.

            (b)  Not applicable.

            (c)  Exhibits:

          20.1 Series 1996-1 Monthly Servicer's Certificate for the October 15, 1996 Distribution Date.

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                                 SIGNATURES
                                 ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.


Dated:  October 15, 1996


                                     AMERICAN EXPRESS CREDIT ACCOUNT
                                     MASTER TRUST


                                     AMERICAN EXPRESS CENTURION BANK,
                                     TRANSFEROR

                                     By: /s/ Mark Hales
                                         -------------------------
                                     Name:   Mark Hales
                                     Title:  Chief Financial Officer




                                     AMERICAN EXPRESS RECEIVABLES
                                     FINANCING CORPORATION II, TRANSFEROR

                                     By: /s/ Leslie R. Scharfstein
                                         --------------------------
                                     Name:   Leslie R. Scharfstein
                                     Title:  President


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                               EXHIBIT INDEX
                               -------------

Designation                 Description                            Page
-----------                 -----------                            ----

Exhibit 20.1                Series 1996-1 Monthly Servicer's         5
                            Certificate for the October 15, 1996
                            Distribution Date.



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